JNL(R) SERIES TRUST

                       SUPPLEMENT DATED FEBRUARY 25, 2003
                                       to
                          Prospectus dated May 1, 2002
                                       and
              Statement of Additional Information dated May 1, 2002

The following will be effective March 1, 2003, and supplements the information contained in the third paragraph under "Investment in Trust Shares" in the Prospectus and the information contained in the fourth paragraph under "Purchases, Redemptions and Pricing of Shares" in the Statement of Additional Information, regarding the Funds of the Trust that invest in securities that principally are traded on foreign markets:


         Because the calculation of a Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, the Trust's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's NAV. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's NAV calculation. A significant event is one that can be expected materially to affect the value of such securities. Effective March 1, 2003, certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's NAV.

On March 1, 2003, the administrative fee for the Janus/JNL Global Equities Fund, the JPMorgan/JNL International Value Fund and the Putnam/JNL International Equity Fund will be increased to .15%.

(To be used with VC5526 Rev. 01/03,  VC4224 Rev. 01/03, VC2440 Rev. 05/02, HR105
N/A Rev. 05/02,  VC3656 Rev. 05/02, VC3652 Rev. 05/02, VC3657 Rev. 05/02, VC3723
Rev. 05/02,  NV3174CE Rev. 05/02,  NV3784 Rev. 05/02, NV4224 01/03, NV5526 01/03
and V3180 Rev. 05/02.)


                                                                    V5690 02/03